                                                                   EXHIBIT 10.54



SALEM FIVE CENTS SAVINGS BANK                             COMMERCIAL REAL ESTATE
                                                                 PROMISSORY NOTE
--------------------------------------------------------------------------------
$5,600,000.00                                              Boston, Massachusetts
                                                         Date: December 23, 2003


     FOR VALUE RECEIVED, the undersigned (also referred to herein as the "Borrower") jointly and severally promises to pay to the order of

                          Salem Five Cents Savings Bank
              (hereinafter, with any subsequent holder, the "Bank")

at an office of the Bank, the sum of FIVE MILLION SIX HUNDRED THOUSAND DOLLARS ($5,600,000.00), or so much thereof as may have been advanced, with interest on the unpaid principal balance of the within Note (based upon a three hundred and sixty (360) day year and actual day months) at a fixed rate to be determined as follows: commencing as of the date hereof until the Initial Maturity Date (as defined below), the interest rate shall be five and 42/100 percent (5.42%) per annum. In the event the Borrower properly extends the term of this Note as provided below, on the Initial Maturity Date, the interest rate will be adjusted to a per annum rate which shall be fixed for the next three (3) years of this Note, equal to the aggregate of the Federal Home Loan Bank Rate for three (3) year maturities quoted as of the Initial Maturity Date plus two hundred fifty
(250) basis points. Interest will be calculated on the basis of a 360 day banking year and charged for the actual number of calendar days elapsed.

     Principal and interest on this Note shall be repaid as follows:

          (a) Commencing January 23, 2004 and on the same date of each calendar month thereafter, the Borrower shall make consecutive monthly payments of principal and interest. Each monthly payment shall be in the amount of Thirty Eight Thousand Two Hundred Sixty Nine and 10/100 ($38,269.10).

          (b) In all events and under all circumstances, unless sooner paid, and unless properly extended as set forth below, the entire outstanding principal balance hereof, and all accrued and unpaid interest hereon shall be due and payable on December 23, 2006 (the "Initial Maturity Date").

     The undersigned may elect to extend the maturity of this Note for an additional three (3) year period (the "Extension Period") by furnishing the Bank with written notice of such election at least thirty (30) but not more than ninety (90) days prior to the Initial Maturity Date, but such extension shall be allowed only if (i) no Event of Default (as defined below) has occurred both as of the date the extension notice is given and as of the Initial Maturity Date,
(ii) as of the date the extension notice is given and as of the Initial Maturity Date the Borrower is in compliance with all of the terms and conditions of (a) the Loan Documents (as defined below), and (b) any other loan facility then in place with the Bank or any other lender, subject in both events to any applicable grace and cure periods, and (iii) on the date the extension notice is given the Borrower pays to the Bank a nonrefundable extension fee in an amount equal to one-quarter of one percent

(.25%) of the then principal balance of this Note. During the Extension Period the Borrower shall pay interest on this Note at the rate as provided above.

               In the event the term of this Note is properly extended as set forth above, during the Extension Period principal and interest on this Note shall be repaid as follows:

               (c) Commencing December 23, 2006 and on the same date of each calendar month thereafter, the Borrower shall make consecutive monthly payments of principal and interest, each in an amount based upon (x) the principal amount of this Note as of the Initial Maturity Date, (y) the fixed rate of interest then in effect, and (z) a seventeen (17) year mortgage-style amortization schedule.

               (d) In all events and under all circumstances, unless sooner paid, the entire outstanding principal balance hereof, and all accrued and unpaid interest hereon shall be due and payable on December 23, 2009 (the "Extension Maturity Date").

     Hereinafter, the then applicable from among the Initial Maturity Date and the Extension Maturity Date may be referred to as the "Maturity Date."

     The Borrower shall pay a late charge equal to three (3%) percent of any amount not paid within ten (10) days of when due. Following any Event of Default and until paid in full, outstanding principal shall bear interest at the greater of (i) five percent (5%) above the interest rate in effect as of the occurrence of such default, and (ii) eighteen percent (18%) per annum.

     The Borrower shall pay a prepayment premium equal to three percent (3.00%) of any principal amount prepaid on this Note during the first year of this Note, two percent (2.00%) of any principal amount prepaid on this Note during the second year of this Note, and one percent (1.00%) of any principal amount prepaid on this Note during the third year of this Note, provided, however, notwithstanding the foregoing, there shall be no prepayment penalty (i) if this
Note is prepaid between September 23, 2006 and the Initial Maturity Date, or between September 23, 2009 and the Extension Maturity Date, or (ii) if such prepayment is made as required pursuant to Section 4-25 of that certain Mortgage, Security Agreement and Assignment of even date by and among the Borrower and the Bank.

     Any payment received by the Bank on account of this Note (which may, at the discretion of the undersigned, be made by ACH wire transfer) prior to demand or acceleration shall be applied first, to any costs, expenses, or charges then owed the Bank by the undersigned, second, to accrued and unpaid interest, and third, to the unpaid principal balance hereof. Any payments so received after demand or acceleration shall be applied in such manner as the Bank may determine. The undersigned hereby authorizes the Bank to charge any deposit account which the undersigned may maintain with the Bank for any payment required hereunder.

     The undersigned represents to the Bank that the proceeds of this Note will not be used for personal, family, or household purposes.

     The Bank, at its option, may declare the entire unpaid principal balance of this Note and accrued unpaid interest thereon to be immediately due and payable without demand, notice or protest (which are hereby waived) upon the occurrence of any one or more of the following events (herein, "Events of Default"):

     (a) The failure by the undersigned to pay any amount due under this Note within ten (10) days of when due; (b) The failure by the undersigned to pay within ten (10) days of when due, any of the undersigned's liabilities, obligations, and indebtedness to the Bank (herein, the "Liabilities"); (c) The failure by the undersigned to promptly, punctually, and faithfully perform, discharge, or comply with any of the undersigned's nonmonetary Liabilities within thirty (30) days of notice thereof, and if not susceptible of cure within thirty (30) days, such longer period as may be required, but in no event to exceed ninety (90) days; (d) Any representation or warranty heretofore, now, or hereafter made by the undersigned to the Bank, in any document, instrument, agreement, or paper was not true or accurate in any material respect when given;
(e) The occurrence of any event such that any indebtedness of the undersigned to any lender other than the Bank could be accelerated, notwithstanding that such acceleration has not taken place ; (f) The occurrence of any event of default (continuing beyond the expiration of applicable grace and/or cure periods, if any) under any agreement between the Bank and the undersigned, or instrument or paper given the Bank by the undersigned, whether such agreement, instrument, or paper now exists or hereafter arises (notwithstanding that the Bank may not have exercised its rights upon default under any such other agreement, instrument or paper); (g) Any act by, against, or relating to the undersigned, or its property or assets, which act constitutes the application for, consent to, or sufferance of the appointment of a receiver, trustee, or other person, pursuant to court action or otherwise, over all, or any part of the undersigned's property; the granting of any trust mortgage or execution of an assignment for the benefit of the creditors of the undersigned, or the occurrence of any other voluntary or involuntary liquidation or extension of debt agreement for the undersigned; the failure by the undersigned to generally pay the debts of the undersigned as they mature; adjudication of bankruptcy or insolvency relative to the undersigned; the entry of an order for relief or similar order with respect to the undersigned in any proceeding pursuant to the Title 11, United States Code (commonly referred to as the Bankruptcy Code) or any other federal bankruptcy law; the filing of any complaint, application, or petition by or against the undersigned initiating any matter in which the undersigned is or may be granted any relief from the debts of the undersigned pursuant to the Bankruptcy Code or to any other insolvency statute or procedure; provided, it shall not be an Event of Default hereunder if such complaint, application or petition is filed against the undersigned, whereby such complaint, application or petition is being diligently contested until the earlier of (x) the entry of an Order For Relief against the undersigned, or (y) the expiration of forty five (45) days without dismissal of such complaint, application or petition); the offering by, or entering into by, the undersigned of any composition, extension or any other arrangement seeking relief or extension for the debts of the undersigned, or the initiation of any other judicial or non-judicial proceeding or agreement by, against, or including the undersigned which seeks or intends to accomplish a re-organization or arrangement with creditors; (h) The entry of any judgment against the undersigned, which judgment is not satisfied or appealed from (with execution or similar process stayed) within thirty (30) days of its entry; (i) The termination of existence, dissolution, winding up, or liquidation of the undersigned; (j) The occurrence of any of the foregoing Events of Default with respect to any beneficiary or partner of the undersigned or any guarantor, endorser, or surety to the Bank of the Liabilities, as if such beneficiary, partner, guarantor, endorser, or surety were the "undersigned" described therein; (k) The termination of any guaranty by any guarantor of the Liabilities.

     In addition, at the Bank's option and without demand, notice or protest, the occurrence of any such Event of Default shall also constitute a default under all other agreements between the Bank and the undersigned and under all other instruments and papers given the Bank by the undersigned.

     Any and all deposits or other sums at any time credited by, or due to the undersigned from, the Bank or any of its banking or lending affiliates or any bank acting as a participant under any loan arrangement between the Bank and the undersigned, and any cash, securities, instruments, or other property of the undersigned in the possession of the Bank, or any of its banking or lending affiliates, or any bank acting as a participant under any loan arrangement between the Bank and the undersigned, whether for safekeeping, or otherwise, or in transit to or from the Bank or any of its banking or lending affiliates or any such participant, or in the possession of any third party acting on the Bank's behalf (regardless of the reason the Bank had received same or whether the Bank has conditionally released the same) shall at all times constitute security for any and all Liabilities, and may be applied or set off against such Liabilities at any time whether or not other collateral is available to the Bank.

     No delay or omission by the Bank in exercising or enforcing any of the Bank's powers, rights, privileges, remedies, or discretions hereunder shall operate as a waiver thereof on that occasion nor on any other occasion. No waiver of any default hereunder shall operate as a waiver of any other default hereunder, nor as a continuing waiver.

     But for claims in which it is finally determined by a court of competent jurisdiction that the Bank has acted with gross negligence and/or willful misconduct the undersigned, and each endorser and guarantor of this Note, shall indemnify, defend, and hold the Bank harmless against any claim brought or threatened against the Bank by the undersigned, by any endorser or guarantor, or by any other person (as well as from attorneys' reasonable fees and expenses in connection therewith) on account of the Bank's relationship with the undersigned or any endorser or guarantor hereof (each of which may be defended, compromised, settled, or pursued by the Bank with counsel of the Bank's selection, but at the expense of the undersigned and any endorser and/or guarantor).

     The undersigned will pay on demand all attorneys' reasonable fees and out-of-pocket expenses incurred by the Bank in the administration of all Liabilities of the undersigned to the Bank, including, without limitation, costs and expenses associated with travel on behalf of the Bank. The undersigned will also pay on demand, all attorneys' reasonable fees, out-of-pocket expenses incurred by the Bank's attorneys and all costs incurred by the Bank, including, without limitation, costs and expenses associated with travel on behalf of the Bank, which costs and expenses are directly or indirectly related to the preservation, protection, collection or enforcement of any of the Bank's rights against the undersigned or any such endorser or guarantor and against any collateral given the Bank to secure this Note or any other Liabilities of the undersigned or such endorser and guarantor to the Bank (whether or not suit is instituted by or against the Bank).

     The undersigned, and each endorser and guarantor of this Note, respectively waives presentment, demand, notice, and protest, and also waives any delay on the part of the holder hereof. Each assents to any extension or other indulgence (including, without limitation, the release or substitution of collateral) permitted the undersigned or any endorser or guarantor by the Bank with respect to this Note and/or any collateral given to secure this Note or any extension or other indulgence, as described above, with respect to any other liability or any collateral given to secure any other liability of the undersigned or any endorser or guarantor to the Bank.

     This Note shall be binding upon the undersigned and each endorser and guarantor hereof and upon their respective heirs, successors, assigns, and representatives, and shall inure to the benefit of the Bank and its successors, endorsees, and assigns.

     The liabilities of the undersigned and any endorser or guarantor of this Note are joint and several; provided, however, the release by the Bank of the undersigned or any one or more endorser or guarantor shall not release any other person obligated on account of this Note. Each reference in this Note to the undersigned, any endorser, and any guarantor, is to such person individually and also to any such persons jointly. No person obligated on account of this Note may seek contribution from any other person also obligated unless and until all liabilities, obligations and indebtedness to the Bank of the person from whom contribution is sought have been satisfied in full.

     The undersigned makes the following waiver knowingly, voluntarily, and intentionally, and understands that the Bank, in the establishment and maintenance of the Bank's relationship with the Borrower contemplated by the within Note, is relying thereon. THE UNDERSIGNED AND THE BANK, TO THE EXTENT ENTITLED THERETO, EACH HEREBY WAIVE ANY PRESENT OR FUTURE RIGHT OF THE BANK, THE UNDERSIGNED, OR OF ANY GUARANTOR OR ENDORSER OF THE UNDERSIGNED OR OF ANY OTHER PERSON LIABLE TO THE BANK ON ACCOUNT OF OR IN RESPECT TO THE LIABILITIES, TO A TRIAL BY JURY IN ANY CASE OR CONTROVERSY IN WHICH THE BANK IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE BANK OR IN WHICH THE BANK IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF, OR IS IN RESPECT TO, ANY RELATIONSHIP AMONGST OR BETWEEN THE UNDERSIGNED, ANY SUCH PERSON, AND THE BANK.

     This Note is delivered to the Bank at one of its offices in Massachusetts, shall be governed by the laws of the Commonwealth of Massachusetts, and shall take effect as a sealed instrument. The undersigned and each endorser and guarantor of this Note each submits to the jurisdiction of the courts of The Commonwealth of Massachusetts for all purposes with respect to this Note, any collateral given to secure their respective liabilities, obligations and indebtedness to the Bank, and their respective relationships with the Bank.


WITNESS                                 MAKER ("the undersigned")

Signed in my Presence                   BTU International, Inc.


                                        By:
----------------------------                -----------------------------------
                                            Name: Thomas P. Kealy
                                            Title: Vice President

SALEM FIVE CENTS SAVINGS BANK                       MORTGAGE, SECURITY AGREEMENT
                                                                  AND ASSIGNMENT
--------------------------------------------------------- ----------------------


       THIS MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT is granted this 23rd day of December, 2003 to

       Salem Five Cents Savings Bank (hereinafter, the "Mortgagee"), a Massachusetts savings bank with a principal place of business at 210 Essex Street, Salem, Massachusetts 01970 by

       BTU International, Inc., a Delaware corporation (hereinafter, the "Mortgagor") with a principal place of business at 23 Esquire Road, North Billerica, Massachusetts 01862.

In consideration of the mutual covenants contained herein and benefits derived herefrom, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Mortgagor agrees to the following terms and conditions:

ARTICLE 1 - GRANT OF MORTGAGE INTEREST
--------------------------------------

       1-1    Mortgage Interest. To secure the Mortgagor's prompt, punctual, and faithful payment and performance of all and each of the Mortgagor's present and future Liabilities (as that term is defined in Section 3-1 herein) to the Mortgagee, including, without limitation, those arising under a certain Commercial Real Estate Promissory Note dated December 23, 2003 in the original principal amount of $5,600,000.00 and any extensions, renewals, substitutions, modifications, or replacements thereof (hereinafter, the "Note"), the Mortgagor hereby grants, mortgages, assigns, and transfers to the Mortgagee with MORTGAGE COVENANTS, the Collateral (as that term is defined in Section 3-3 herein). The Mortgagor intends to convey and hereby does convey to the Mortgagee with MORTGAGE COVENANTS (to be included within the Collateral), the premises described (a) in those certain deeds to the Mortgagor recorded with the Middlesex North District Registry of Deeds in Book 2413, Page 273, and Book 2194, Page 104, and (b) in Certificate of Title #28534 filed with Middlesex North Registry District of the Land Court in Book 145, Page 267.

ARTICLE 2 - GRANT OF SECURITY INTEREST AND ASSIGNMENT
-----------------------------------------------------

       2-1    Security Interest. To secure the Mortgagor's prompt, punctual, and faithful payment and performance of all and each of the present and future Liabilities to the Mortgagee, including, without limitation, those arising under the Note, the Mortgagor hereby grants to the Mortgagee a continuing security interest in and to, and assigns to the Mortgagee, the Collateral (as that term is defined in Section 3-3 herein).

       2-2    Financing Statement. This Agreement is intended to take effect as a security agreement and is to be filed with the above described Registry of Deeds and Registry District of the Land Court in lieu of a financing statement pursuant to the Massachusetts General Laws, Chapter 106, Section 9-502 (hereinafter, the "UCC").

       2-3    Power of Attorney. The Mortgagor hereby irrevocably constitutes and appoints the Mortgagee as the Mortgagor's true and lawful attorney for the purpose of signing and filing or recording on behalf of the Mortgagor any financing or other statement in order to establish, perfect or protect the Mortgagee's interest in the Collateral.

ARTICLE 3 - CERTAIN DEFINITIONS
-------------------------------

       As used herein, the following terms shall have the following meanings:

       3-1    Liabilities. "Liabilities" includes, without limitation, any and all liabilities, debts, and obligations of the Mortgagor to the Mortgagee, now or hereafter, each of every kind, nature and description related to that certain loan arrangement of even date by and among the Mortgagor and the Mortgagee and evidenced by the Note (the "Loan Arrangement"). "Liabilities" also includes, without limitation, each obligation to repay all loans, advances, indebtedness, notes, obligations, and amounts now or hereafter at any time owing by the Mortgagor to the Mortgagee pursuant to the Loan Arrangement (including all future advances or the like whether or not given pursuant to a commitment by the Mortgagee), whether or not any of such are liquidated, unliquidated, secured, unsecured, direct, indirect, absolute, contingent, or of any other type, nature, or description, or by reason of any cause of action which the Mortgagee now or hereafter may hold against the Mortgagor pursuant to the Loan Arrangement. "Liabilities" also includes, without limitation, all notes and other obligations of the Mortgagor now or hereafter assigned to or held by the Mortgagee pursuant to the Loan Arrangement, each of every kind, nature, and description. "Liabilities" also includes, without limitation, all interest and other amounts which may be charged to the Mortgagor and/or which may be due from the Mortgagor to the Mortgagee from time to time pursuant to the Loan Arrangement and all costs and expenses now or hereafter incurred or paid by the Mortgagee in respect of this and any other agreement between the Mortgagor and the Mortgagee or instrument furnished by the Mortgagor to the Mortgagee pursuant to the Loan Arrangement (including, without limitation, Costs of Collection, attorneys' reasonable fees, and all court and litigation costs and expenses). "Liabilities" also includes, without limitation, any and all obligations of the Mortgagor to act or to refrain from acting in accordance with the terms, provisions, and covenants of the within Agreement and of any other agreement between the Mortgagor and the Mortgagee or instrument now or hereafter furnished by the Mortgagor to the Mortgagee pursuant to the Loan Arrangement. As used herein, the term "indirect" includes, without limitation, all obligations and liabilities which the Mortgagee may now or hereafter incur or become liable for on account of or as a result of the Loan Arrangement, and any which might arise out of any action brought or threatened against the Mortgagee, any guarantor or endorser of the Liabilities of the Mortgagor or any other person in connection with the Loan Arrangement. The Mortgagee's books and records shall be prima facie evidence of the Mortgagor's indebtedness to the Mortgagee.

       3-2    Costs of Collection. "Costs of Collection" includes, without limitation, all reasonable attorneys' fees, and all out-of-pocket expenses incurred by the Mortgagee's attorneys, and all costs incurred by the Mortgagee in the administration of the Liabilities, this Agreement, and all other documents, instruments, and agreements executed in connection with or relating to the Liabilities, including, without limitation, costs and expenses associated with travel on behalf of the Mortgagee. "Costs of Collection" also includes, without limitation, all attorneys' reasonable fees, out of pocket expenses incurred by the Mortgagee's attorneys, and all costs incurred by the Mortgagee, including, without limitation, costs and expenses associated with travel on behalf of the Mortgagee, which costs and expenses are directly or indirectly related to or in respect of the Mortgagee's efforts to collect or enforce any of the Liabilities and/or to exercise or enforce any of the Mortgagee's rights, remedies, or powers against or in respect of the Mortgagor and/or any other guarantor or person liable in respect of the Liabilities (whether or not suit is instituted in connection with such efforts). The Costs of Collection shall be added to the Liabilities of the Mortgagor to the Mortgagee, as if such had been lent, advanced, and credited by the Mortgagee to, or for the benefit of, the Mortgagor, and shall accrue interest at the highest rate of interest charged relative to any of the Liabilities.

       3-3    Collateral. "Collateral" shall include all and each of the
Mortgagor's interest in the following, whether singly or collectively, whether real property, personal property, or a combination thereof, whether now owned or now due or now existing, or in which the Mortgagor has an interest, or hereafter, at any time in the future, acquired, arising, or to become due, or in which the Mortgagor obtains an interest, and all proceeds, products, substitutions and accessions of or to any of the following:

              (a) the land with buildings and improvements whether now existing or hereafter constructed or located thereon, situated in Billerica, Massachusetts and known as 23 Esquire Road, Billerica, Massachusetts (the "Premises") as such premises are described in Exhibit A annexed hereto;

              (b) all furnaces, ranges, heaters, plumbing goods, gas and electric fixtures, screens, screen doors, mantels, shades, storm doors and windows, awnings, oil burners and tanks or other equipment, gas or electric refrigerators and refrigerating systems, ventilating and air conditioning apparatus and equipment, door bell and alarm systems, sprinkler and fire extinguishing systems, portable or sectional buildings, and all other fixtures of whatever kind or nature owned by the Mortgagor, now or in the future contained in or on the Mortgaged Premises, and any and all similar fixtures hereinafter installed in the Mortgaged Premises in any manner which renders such articles usable in connection therewith;

              (c) all easements, covenants, agreements and rights which are appurtenant to or benefit the Mortgaged Premises;

              (d) all machinery, equipment, furniture, inventory, building supplies, and appliances, owned by the Mortgagor, used or useful in the construction, operation, maintenance, or occupation of the Mortgaged Premises or any portion or unit thereof;

              (e) all leases, contracts or agreements entered into, for the lease, rental, hire or use by the Mortgagor of any property of the same nature as the foregoing Subparagraphs (b) and (d) in connection with the construction, operation, maintenance or occupation of the Mortgaged Premises;

              (f) all leases, tenancies, and occupancies, whether written or not, regarding all or any portion of the foregoing (a through e) (hereinafter, the "Leases"), all guarantees and security relating thereto, together with all income and profit arising therefrom or from any of the foregoing Subparagraphs (a) through (e), and all payments due or to become due thereunder (hereinafter, the "Rental Payments"), including, without limitation, all rent, additional rent, damages, insurance payments, taxes, insurance proceeds, condemnation awards, or any payments with respect to options contained therein (including any purchase option);

              (g) all contracts and agreements (together with the easements, covenants, agreements and rights referred to in Section 3-3(c), above, and the leases, contracts and agreements referred to in Section 3-3(e), above, hereinafter the "Contracts") licenses, permits and approvals (hereinafter, the "Licenses") and warranties and representations, relative to the use, operation, management, construction, repair or service of any of the foregoing Subparagraphs (a) through (f);

              (h) all of the Mortgagor's right, title and interest arising out of any agreement to buy or sell a portion or portions of the Mortgaged Premises;

              (i) any other property of the Mortgagor in which the Mortgagee may in the future be granted an interest;

              (j) all funds held by the Mortgagee as tax or insurance escrow payments;

              (k) all proceeds received from the sale, exchange, collection or other disposition of any of the foregoing Subparagraphs (a) through (j), including, without limitation, equipment, inventory, goods, documents, securities, accounts, chattel paper, and general intangibles (as each of those terms is defined in the UCC); all insurance proceeds relating to all or any portion of the foregoing Subparagraphs (a) through (j); and all awards, damages, proceeds, or refunds from any state, local, federal or other takings of, and all municipal tax abatements relating to, all or any portion of the foregoing Subparagraphs (a) through (j); and

              (l) all rights, remedies, representations, warranties, and privileges pertaining to any of the foregoing Subparagraphs (a) through (k).

       3-4    Mortgaged Premises. "Mortgaged Premises" shall mean and refer to that portion of the Collateral described in Sections 3-3(a) and 3-3(c) herein.

       3-5    Personal Property. "Personal Property" shall mean and refer to all of the Collateral other than that portion of the Collateral which is included within the definition of Mortgaged Premises.

       3-6    Receivables Collateral. "Receivables Collateral" shall mean and refer to all Rental Payments and all rights to payment now held, or in which the Mortgagor has an interest or hereafter acquired by the Mortgagor, or in which the Mortgagor obtains an interest, arising out of, constituting a part of, or relating to all or a portion of the Collateral.

ARTICLE 4 - REPRESENTATIONS, WARRANTIES AND COVENANTS
-----------------------------------------------------

       4-1    Existence and Authority. The execution and delivery of this
Agreement, and of any other instrument executed and delivered in connection herewith, constitutes representations by the Mortgagor and the individual(s) signing this Agreement and said instruments that such execution and delivery is made in accordance with the terms and provisions of the Mortgager's Articles of Incorporation and By-laws with the authorization of, to the extent required, the directors and officers of the Mortgagor, and that it does bind the Mortgagor.

       4-2    Insurance. The Mortgagor hereby covenants and agrees to maintain public liability insurance, flood hazard insurance, all risk insurance, builder's risk insurance, and such other insurance against such casualties or contingencies as may be required by the Mortgagee in sums and in companies satisfactory to the Mortgagee; provided, the property insurance on the Collateral shall be for no less than 100% of full replacement value thereof (meeting all co-insurance requirements). All policies shall contain a provision requiring at least thirty (30) days advance notice to the Mortgagee before any cancellation or modification. All insurance on the Collateral shall be for the benefit of and deposited with the Mortgagee, shall be first payable to the Mortgagee, and shall include such endorsement in favor of the Mortgagee as the Mortgagee may specify. The endorsement shall provide that the insurance, to the extent of the Mortgagee's interest therein, shall not be impaired or invalidated, in whole or in part, by reason of any act or neglect of the Mortgagor, or failure by the Mortgagor to comply with any warranty or condition of the policies. The Mortgagor shall advise the Mortgagee of each claim made by the Mortgagor under any policy of insurance which covers all or any portion of the Collateral and, at the Mortgagee's option in each instance, will permit the Mortgagee, to the exclusion of the Mortgagor, to conduct the adjustment of each such claim. The Mortgagor hereby appoints the Mortgagee as the Mortgagor's attorney in fact to obtain, adjust, settle, and cancel any insurance described in this section and to endorse in favor of the Mortgagee any and all drafts and other instruments with respect to such insurance. The within appointment, being coupled with an interest, is irrevocable until this Agreement is terminated by a written instrument executed by a duly authorized officer of the Mortgagee. The Mortgagee shall not be liable for any loss sustained on account of any exercise pursuant to said power unless such loss is caused by the willful misconduct and actual bad faith of the Mortgagee. If any insurance proceeds are equal to or less than $50,000.00, the Mortgagee shall make such proceeds available to the Mortgagor to repair or reconstruct the improvements, and the Mortgagor shall certify completion of such repair or reconstruction within ninety (90) days of receipt of such insurance proceeds. If such proceeds are greater than $50,000.00, the Mortgagee shall make such proceeds available to the Mortgagor to repair or reconstruct the Mortgaged Premises provided (i) the repair and reconstruction is in accordance with plans approved by the Mortgagee; (ii) the Mortgagor delivers to the Mortgagee for disbursement any funds in excess of such proceeds deemed necessary by the Mortgagee for such repair or reconstruction;
(iii) each holder of a mortgage on the Mortgaged Premises consents to the arrangement provided for herein; and (iv) such proceeds and funds are subject to disbursement for such repair or reconstruction by the Mortgagee pursuant to such reasonable disbursement requirements as may be established by the Mortgagee; provided, however, if such conditions for the use of the insurance proceeds are not satisfied or, after the occurrence of an Event of Default not cured within any applicable grace period, the Mortgagee may apply any of the proceeds of such insurance against the obligations of the Mortgagor to the Mortgagee, whether or not such have matured, in such manner as the Mortgagee shall, in its sole discretion, determine.

       4-3    Statutory Compliance. The Mortgagor shall comply with, shall not use any of the Collateral in violation of, and shall cause the Collateral to be in compliance with, each and every License, statute, regulation, ordinance, decision, directive, order, by-law, or rule of any federal, state, municipal, and other governmental authority which has or claims jurisdiction over the Mortgagor or any of the Collateral. The Mortgagor has obtained, and will maintain in full force and effect, the Licenses and all licenses, permits and approvals necessary for the use, maintenance, construction and operation of the Collateral, and at the option of the Mortgagee, will do all things and execute all such documents as the Mortgagee may request to assign the Mortgagor's rights therein to the Mortgagee.

       4-4 Title to Collateral. The Mortgagor is, and shall hereafter remain, the owner of the Collateral free and clear of all voluntary or involuntary liens, encumbrances, attachments, security interests, purchase money security interests, assignments, mortgages, charges or other liens or encumbrances of any nature whatsoever, with the exceptions of (a) the mortgage and security interest created herein, (b) inchoate liens or liens for real estate taxes in either case not yet due and payable, and (c) those exceptions listed on the lender's policy of title insurance accepted by the Mortgagee in connection with the Loan Arrangement.

       4-5    Condition of Collateral. The Collateral is, and shall hereafter remain, in good repair, well maintained and in good working order. The Mortgagor shall make all necessary repairs, replacements, additions and improvements to maintain the Collateral in good order and condition. The Mortgagor shall not cause or permit to be suffered any waste, destruction or loss (whether or not such loss is insured against) to the Collateral or any part thereof, or use any of the Collateral in violation of any applicable statute, regulation, ordinance, decision, directive, order, by-law, or rule, or any policy of insurance thereon.

       4-6    Inspection of Collateral. From time to time as the Mortgagee and the Mortgagee's representatives may request, upon reasonable prior notice the Mortgagor shall accord the Mortgagee and such representatives access to the Collateral and all books and records relating to the use, operation, construction, or management thereof, and in connection with such access, will permit the Mortgagee and such representatives to inspect the Collateral, verify any information contained therein or relating thereto, and verify the Mortgagor's compliance with the provisions of this Agreement or of any other agreement between the Mortgagor and the Mortgagee and any instrument to be furnished by the Mortgagor to the Mortgagee.

       4-7    Taxes and other Costs. To the extent payment is not provided for in Section 4-9 herein, the Mortgagor shall pay when due all real and personal property taxes, assessments, charges, franchises, income, unemployment, old age benefits, withholding, sales, and other taxes assessed against it, condominium assessments, if any, and all insurance premiums relative to the Collateral. The Mortgagor shall deliver to the Mortgagee, upon request of Mortgagee, evidence of the payment by the Mortgagor of all such items. The Mortgagor agrees that the Mortgagee may, at its option, and from time to time, pay any taxes, condominium assessments, if any, or insurance premiums, the payment of which is then due, discharge any liens or encumbrances on any of the Collateral, or take any other action that the Mortgagee may deem proper to repair, insure, maintain, or preserve any of the Collateral or the Mortgagee's rights therein. The Mortgagor will pay to the Mortgagee on demand all amounts so paid or incurred by the Mortgagee. The obligation of the Mortgagor to pay such amounts shall be included in the Liabilities of the Mortgagor to the Mortgagee and shall accrue interest at the highest rate of interest charged relative to any of the Liabilities.

       4-8    Property of Third Parties. The Mortgagor shall not suffer or permit any item of property owned by a third party to be affixed, attached, or installed on, upon or within, or be located at, the Mortgaged Premises, or any portion or unit thereof, which may be subject to any security interest, lien, encumbrance or charge which is prior or superior to the interest granted herein.

       4-9    Tax and Insurance Escrow. In addition to other payments herein required, the Mortgagor shall, at the Mortgagee's option, exercisable at any time or from time to time, now or in the future, pay to the Mortgagee monthly on the first of each month, or such other day of the month as may be designated by the Mortgagee during the term hereof, and for so long as the Liabilities secured by this Agreement shall remain unpaid, an amount equal to one-twelfth (1/12th) of the municipal taxes and assessments which the Mortgagee estimates will become payable on account of the Mortgaged Premises for the year next succeeding any period for which such taxes and assessments have been paid or escrowed hereunder, and/or one-twelfth (1/12th) of the insurance premiums which the Mortgagee estimates will become payable on account of the Collateral for the year next succeeding any period for which such premiums have been paid or escrowed hereunder, sufficient to enable Mortgagee to accumulate at least thirty
(30) days prior to the dates upon which such municipal taxes and assessments or insurance premiums are payable the amounts then due and payable. Further, the Mortgagor shall pay to the Mortgagee on demand the amount of any deficiency of the funds so collected when the actual amount of such taxes and assessments or insurance premiums become known. The Mortgagee shall maintain such funds in a non-interest bearing account which may be commingled with other funds of the Mortgagee. The Mortgagee shall apply said funds to the payment of municipal taxes and assessments or insurance premiums, as applicable, to the extent such amounts are determined by the Mortgagee to be due and payable. In the event the Mortgagee collects such tax or insurance payments hereunder, the Mortgagor shall deliver to the Mortgagee the bills representing any such amounts within five (5) days of the receipt thereof by the Mortgagor. Notwithstanding the provisions of this Section 4-9, upon an occurrence of an event which is, or, solely with the passage of time, would be, an Event of Default hereunder, the Mortgagee shall not be required to apply such funds as provided above, and may set off such funds against the Liabilities and apply any such funds towards the Liabilities in accordance with Section 9-6, hereunder.

       4-10   Litigation. There is no suit, action, proceeding, or investigation presently pending or threatened against the Mortgagor, or any of the Collateral, which, if determined adversely, would have a material adverse effect upon the Mortgagor or the Collateral.

       4-11   Future Action. The Mortgagor shall do all such things and execute all such documents from time to time hereafter as the Mortgagee may reasonably request in order to carry into effect the provisions and intent of this Agreement and to protect, perfect, and maintain the Mortgagee's interest in and to the Collateral.

       4-12   Additional Information. The Mortgagor shall furnish the Mortgagee with such financial information or other information pertaining to the operation of the Mortgagor and the Collateral as the Mortgagee may from time to time reasonably request. Without limiting the foregoing, annually, within one hundred twenty (120) days of the end of the calendar year, the Mortgagor shall furnish the Mortgagee (a) a complete original signed counterpart of the Mortgagor's current financial statement audited by the Mortgagor's certified public accountants (who shall be satisfactory to the Mortgagee, it being understood that the Mortgagor's current certified public accountants are acceptable to the Mortgagee), and (b) annually, within fifteen (15) days of the filing thereof, copies of the Mortgagor's signed federal and state income tax returns as filed with the United States Internal Revenue Service and applicable state taxing authorities for the prior calendar year; and, (c) quarterly, within forty five
(45) days following each quarter end reporting period (March 31, June 30, September 30 and December 31) the Mortgagor shall furnish the Mortgagee with copies of the Mortgagor's management prepared interim financial statements which shall be in form satisfactory to the Mortgagee. The Mortgagor further agrees that after the occurrence of an Event of Default the Mortgagee may contact any third party, including, without limitation, any lienholders on the Collateral, any insurance company insuring the Collateral, and any financial institution with which the Mortgagor maintains a loan or depository relationship, to obtain information relating to the Receivables Collateral and the ownership, use, operation, maintenance or construction of the Collateral. The Mortgagor hereby authorizes each such third party to release such information to the Mortgagee and agrees to execute any documents requested by the Mortgagee to enable the Mortgagee to obtain such information.

       4-13   Hazardous Waste. (a) The Mortgagor represents that to the best of its knowledge and belief and except as otherwise disclosed in the Phase I Environmental Site Assessment Report obtained by the Mortgagee in connection with the Loan Arrangement (the "Report") neither the Mortgagor nor any person for whose conduct the Mortgagor is responsible ever:

                     (i) owned, occupied, or operated a site or vessel on which any hazardous material or oil was or is stored (except if such storage was or is in compliance with all laws, ordinances, and regulations pertaining thereto) transported, or disposed of (the terms site, vessel, and hazardous material respectively being used in this Section with the meaning given those terms in Massachusetts General Laws, Chapter 21E, as amended);

                     (ii) directly or indirectly transported, or arranged for the transport, of any hazardous material or oil (except if such transportation was or is in compliance with all laws, ordinances and regulations pertaining thereto);

                     (iii) caused or was legally responsible for any release, or threat of release, of any hazardous material or oil;

                     (iv) received notification from any federal, state, or other governmental authority of: any potential, known, or threat of release of any hazardous material or oil on or from the Mortgaged Premises or any other site or vessel owned, occupied, or operated either by the Mortgagor or any person for whose conduct the Mortgagor is responsible or whose liability may result in a lien on the Mortgaged Premises; or the incurrence of any expense or loss by such governmental authority, or by any other person, in connection with the assessment, containment, or removal of any release, or threat of release, of any hazardous material or oil from the Mortgaged Premises or any such site or vessel.

              (b) The Mortgagor represents and warrants that to the best of its knowledge and belief and except as otherwise disclosed in the Report, no hazardous material or oil was ever, or is now, stored on (except in compliance with all laws, ordinances, and regulations pertaining thereto), transported, or disposed of on the Mortgaged Premises.

              (c)    The Mortgagor shall:

                     (i) not store or dispose of any hazardous material or oil on the Mortgaged Premises, or on any other site or vessel owned, occupied, or operated either by the Mortgagor, or by any person for whose conduct the Mortgagor is responsible (except in the ordinary course of business and compliance with all laws, ordinances, and regulations pertaining thereto);

                     (ii) neither directly nor indirectly transport or arrange for the transport of any hazardous material or oil (except in the ordinary course of business and compliance with all laws, ordinances, and regulations pertaining thereto);

                     (iii) take all such action, including, without limitation, the conducting of engineering tests (at the sole expense of the Mortgagor) as may be reasonably requested by the Mortgagee (x) to assess, contain, and remove any such hazardous material or oil on the Mortgaged Premises, it being specifically understood and agreed that there is uncertainty surrounding the removal of an underground storage tank at the Mortgaged Premises, and the Mortgagor may be required by the Mortgagee to address this uncertainty through additional testing and/or remediation activities, and (y) to qualify for any insurance program or safe harbor which may be available under said Chapter 21E, as amended; and

                     (iv) provide the Mortgagee with written notice: (x) upon the Mortgagor's obtaining knowledge of any potential or known release, or threat of release, of any hazardous material or oil at or from the Mortgaged Premises, or any other site or vessel owned, occupied, or operated by the Mortgagor or by any person for whose conduct the Mortgagor is responsible or whose liability may result in a lien on the Mortgaged Premises; (y) upon the Mortgagor's receipt of any notice to such effect from any federal, state, or other governmental authority; and (z) upon the Mortgagor's obtaining knowledge of any incurrence of any expense or loss by such governmental authority in connection with the assessment, containment, or removal of any hazardous material or oil for which expense or loss the Mortgagor may be liable or for which expense a lien may be imposed on the Mortgaged Premises.

              (d) The Mortgagor shall indemnify, defend, and hold the Mortgagee harmless of and from any claim brought or threatened against the Mortgagee by the Mortgagor, any guarantor or endorser of the Liabilities, or any governmental agency or authority or any other person (as well as from attorneys' reasonable fees and expenses in connection therewith) on account of the presence of hazardous material or oil on the Mortgaged Premises, or the failure by the Mortgagor to comply with the terms and provisions hereof (each of which may be defended, compromised, settled, or pursued by the Mortgagee with the counsel of the Mortgagee's selection, but at the expense of Mortgagor). The within indemnification shall survive payment of the Liabilities and/or termination, release, or discharge executed by the Mortgagee in favor of the Mortgagor.

       4-14   Mortgage Conditions. This Mortgage, Security Agreement and
Assignment is upon the STATUTORY CONDITION, upon breach of which, the Mortgagee shall have the STATUTORY POWER OF SALE.

       4-15   Compliance with Leases and Contracts. The Mortgagor is not in default under any terms and conditions of any Lease or Contract and shall, during the term of this Agreement, perform all of the obligations of the Mortgagor under any such Lease or Contract within the period that such performance is required. The Mortgagor has entered into, and will maintain in full force and effect, all Contracts necessary for the use, maintenance, construction, and operation of the Collateral, and at the option of the Mortgagee, will do all things and execute all such documents as the Mortgagee may request to assign the Mortgagor's rights therein to the Mortgagee.

       4-16   Collection of Rents. The Mortgagor agrees not to collect or accept the payment of any Rental Payments, or other income or profit from, or on account of, any Lease or the use or occupation of the Collateral more than one
(1) month in advance (other than so-called "last months rents" and "security deposits"), unless such amount is delivered to the Mortgagee to be applied toward the Liabilities in accordance with Section 9-6 hereof.

       4-17   Modification of Lease and Contract. The Mortgagor will not modify or consent to the modification of any provision of, or cancel, terminate or accept the early cancellation or termination, of any Lease or Contract, without the prior written consent of the Mortgagee.

       4-18   Leases. The Mortgagor shall not enter into any Lease without the prior written consent of the Mortgagee. The Mortgagor shall furnish the Mortgagee, upon the request of the Mortgagee, with copies of each and every Lease and any other information relative to each such Lease and the tenant thereunder. The Mortgagor will take all action as may be requested by the Mortgagee in furtherance of the rights of the Mortgagee hereunder, including, without limitation, obtaining agreements (in form satisfactory to the Mortgagee) from each tenant subordinating the Lease to the lien of this Agreement, and taking all appropriate action to lease any portions of the Mortgaged Premises not occupied by the Mortgagor.

       4-19   Eminent Domain. The Mortgagor shall advise the Mortgagee of any proposed taking by any State, Federal or Local authority of all or a portion of the Collateral. The Mortgagor shall cooperate with the Mortgagee in connection with the negotiation of any such taking and any awards or damages payable to the Mortgagor in connection therewith and shall take any action relating thereto requested by the Mortgagee. The Mortgagor will permit the Mortgagee, at the Mortgagee's option in each instance, to the exclusion of the Mortgagor, to conduct the adjustment of each such damage or award claim. The Mortgagor hereby appoints the Mortgagee as the Mortgagor's attorney in fact to obtain, adjust and settle, each such damage or award claim and to endorse in favor of the Mortgagee any and all drafts and other instruments with respect thereto. The within appointment, being coupled with an interest, is irrevocable until this Agreement is terminated by a written instrument executed by a duly authorized officer of the Mortgagee. The Mortgagee shall not be liable for any loss sustained on account of any exercise pursuant to said power unless such loss is caused by the willful misconduct and actual bad faith of the Mortgagee. The Mortgagee may apply any proceeds of such taking against the Liabilities, whether or not such have matured, in accordance with Section 9-6 herein.

       4-20   Abatement. The Mortgagor will notify the Mortgagee of any action which the Mortgagor intends to take with respect to the abatement of any municipal taxes or assessments and shall initiate any such abatement action at the request of the Mortgagee. The Mortgagor will advise the Mortgagee as to the status of any such action and will not compromise or settle any such action without the prior written consent of the Mortgagee. The Mortgagor hereby appoints the Mortgagee as the Mortgagor's attorney in fact, effective after the occurrence of any event which is, or solely with the passage of time would be, an Event of Default hereunder, to initiate, prosecute, obtain, adjust, and settle, any such abatement action and to endorse in favor of the Mortgagee any and all drafts and other instruments with respect thereto. The within appointment, being coupled with an interest, is irrevocable until this Agreement is terminated by a written instrument executed by a duly authorized officer of the Mortgagee. The Mortgagee shall not be liable for any loss sustained on account of any exercise pursuant to said power unless such loss is caused by the willful misconduct and actual bad faith of the Mortgagee. After the occurrence of any event which is, or solely with the passage of time would be, an Event of Default hereunder, the Mortgagee may apply any proceeds of such abatement action against the Liabilities, whether or not such have matured, in accordance with
Section 9-6 herein.

       4-21   Superior Mortgage. The Mortgagor does hereby covenant and agree to faithfully and fully comply with and abide by each and every term, covenant, and condition of any superior mortgage or mortgages on the Mortgaged Premises. The Mortgagee is hereby expressly authorized, permitted, and directed, in its sole discretion, and at its option, to advance all sums necessary to cure any default under any such mortgage. The Mortgagor further covenants and agrees not to modify, change, alter, or extend any of the terms or conditions of any such prior mortgage, and not to request, accept, or allow the disbursement hereafter of any advances which are to be secured by any such mortgage.

       4-22   Material Occurrence. The Mortgagor shall promptly notify the
Mortgagee of the occurrence of any event of which an officer of the Mortgagor has actual knowledge and which may have a material adverse effect on the Collateral or the Mortgagor.

       4-23   Compliance with Covenants. The Mortgagor shall not indirectly do or cause to be done, any act which, if done directly by the Mortgagor, would breach any covenant contained herein, or in any other agreement between the Mortgagor and the Mortgagee.

       4-24   Deposit Accounts. At all times while any Liabilities remain outstanding, the Mortgagor shall maintain all operating accounts with respect to the Mortgaged Premises with the Mortgagee.

       4-25   Loan to Value Covenant. If at any one or more time(s) during the term of the Note the then outstanding principal amount of the Note, plus accrued interest and fees thereon, is greater than sixty percent (60%) of the value of the Mortgaged Premises, as determined by the Mortgagee based upon the Mortgagee's review of any appraisal and such other factors as the Mortgagee may deem appropriate, then Mortgagor shall within thirty (30) days following a request by the Mortgagee pay down the Note by an amount sufficient to cause the then outstanding principal amount of the Note, plus accrued interest and fees thereon, to be reduced to an amount equal to or less than sixty percent (60%) of the value of the Mortgaged Premises. The failure of the Mortgagor to reduce the principal balance of the Note within thirty (30) days following written request by the Mortgagee shall be, at the Mortgagee's option, an Event of Default hereunder.

       4-26   Appraisal. The Mortgagor shall from time to time (but prior to the occurrence of an Event of Default not more than once per calendar year), at the Mortgagee's option, assist the Mortgagee in obtaining a current appraisal of the Mortgaged Premises by an appraiser or appraisers satisfactory to the Mortgagee. Such appraisal(s) shall be in form and substance satisfactory to the Mortgagee and the costs of such appraisals shall be borne by the Mortgagor.

       4-27   Other Representations. The representations, covenants, and warranties herein are in addition to any others, previously, presently, or hereafter made by the Mortgagor to or with the Mortgagee in any other instrument.

ARTICLE 5 - MORTGAGOR'S USE OF COLLATERAL
-----------------------------------------

       Unless and until the occurrence of any event which is, or solely with the passage of time would be, an Event of Default hereunder, the Mortgagor shall be authorized to occupy, operate, manage, hold, or otherwise use the Collateral in the ordinary and reasonable course of the Mortgagor's business and collect, when due, the Receivables Collateral, subject, however, to the terms and provisions hereof.

ARTICLE 6 - EVENTS OF DEFAULT
-----------------------------

       Upon the occurrence of any one or more of the following that have not previously been cured to the Mortgagee's satisfaction (hereinafter, the "Events of Default"), any and all Liabilities of the Mortgagor to the Mortgagee shall become immediately due and payable, without notice or demand, at the option of the Mortgagee. The occurrence of any such Event of Default shall also constitute, without notice or demand, a default under all other agreements between the Mortgagee and the Mortgagor or instruments and papers given the Mortgagee by the Mortgagor, whether now existing or hereafter arising.

       6-1    The failure by the Mortgagor to pay within ten (10) days of when due, any amount then owing by the Mortgagor to the Mortgagee.

       6-2    The failure by the Mortgagor to promptly, punctually, and
faithfully perform, discharge, or comply with any nonmonetary Liability within thirty (30) days of notice thereof.

       6-3    Any financial information, representation, or warranty now or hereafter provided or made by the Mortgagor to the Mortgagee, whether herein, or in any other document, instrument, agreement, or paper, was not true or accurate in any material respect when given.

       6-4    The occurrence of any event such that any indebtedness of the
Mortgagor for borrowed money from any lender other than the Mortgagee could be accelerated, notwithstanding that such acceleration has not taken place.

       6-5    The occurrence of any event of default (continuing beyond the expiration of applicable grace and/or cure periods, if any) under any agreement between the Mortgagee and the Mortgagor, or under any instrument or paper given the Mortgagee by the Mortgagor, whether such agreement, instrument, or paper now exists or hereafter arises (notwithstanding that the Mortgagee may not have exercised its rights upon default under any such other agreement, instrument or paper).

       6-6    Any act by, against, or relating to the Mortgagor, or its property or assets, which act constitutes the application for, consent to, or sufferance of the appointment of a receiver, trustee, or other person (pursuant to court action or otherwise) over all, or any part of, the Mortgagor's property; the granting of any trust mortgage or execution of an assignment for the benefit of the creditors of the Mortgagor, or the occurrence of any other voluntary or involuntary liquidation or extension of debt agreement for the Mortgagor; the admission by the Mortgagor of its inability to pay its debts as they mature; adjudication of insolvency relative to the Mortgagor; the entry of an order for relief or similar order with respect to the Mortgagor in any proceeding pursuant to the Title 11 U.S.C. (as amended) or any other federal statute dealing with bankruptcy (hereinafter, generally the "Bankruptcy Code"); the filing of any complaint, application, or petition by or against the Mortgagor initiating any matter in which the Mortgagor is or may be granted any relief from its debts pursuant to the Bankruptcy Code or pursuant to any other insolvency statute or procedure, provided, however, if any such complaint, application, or petition is filed against the Mortgagor, such event shall not be a default hereunder until the earlier of (x) the entry of an Order for Relief against the Mortgagor or (y) forty-five (45) days after the filing thereof without the dismissal of such complaint, application, or petition; the calling or sufferance of a meeting of creditors of the Mortgagor; the meeting by the Mortgagor with a formal or informal creditors' committee; the offering by or entering into by the Mortgagor of any composition, extension or other arrangement seeking relief or extension of its debts; or the initiation of any other judicial or non-judicial proceeding or agreement by, against, or including the Mortgagor which seeks or intends to accomplish a reorganization or arrangement with creditors.

       6-7    The entry of any judgment against the Mortgagor, which judgment is not satisfied, appealed from and bonded over or covered by insurance, in each event to the satisfaction of the Mortgagee (with execution or similar process stayed) within thirty (30) days of its entry.

       6-8    The imposition of any lien upon any assets of the Mortgagor which lien is not discharged, satisfied, or dissolved by bonding or in some other manner satisfactory to the Mortgagee, within fifteen (15) days of its imposition.

       6-9    The service of any process upon the Mortgagee seeking to attach by mesne or trustee process any funds of the Mortgagor on deposit with the Mortgagee.

       6-10   The termination of existence, dissolution, winding up, or
liquidation of the Mortgagor.

       6-11   The sale, transfer, assignment, pledge, mortgage or other
disposition or grant of any interest in all or any portion of the Collateral, except for disposition of equipment in the ordinary course of business.

       6-12   The occurrence of any of the events described in this Article with respect to any guarantor, endorser, or surety to the Mortgagee of the Liabilities as if such person were the "Mortgagor" described therein.

       6-13   The occurrence of any material adverse change in the business, operations, assets, prospects or financial condition or other condition of the Mortgagor or the Collateral.

       6-14   The breach of the Statutory Condition contained herein, upon which breach, the Mortgagee shall have the Statutory Power of Sale.

ARTICLE 7 - RIGHTS AND REMEDIES UPON DEFAULT
--------------------------------------------

       7-1    Rights and Remedies Upon Default. Upon the occurrence of any Event of Default, or at any time thereafter, the Mortgagee shall have all the rights of a mortgagee and a secured party under the Massachusetts General Laws in addition to which the Mortgagee shall have all of the following rights and remedies:

              (a) with or without taking possession, to collect the Receivables Collateral;

              (b) to exercise all of the rights of the Mortgagor under the Leases, or any other lease;

              (c)    to take possession of all or a portion of the Collateral;

              (d) with or without taking possession of the Collateral, to enter into purchase and sale agreements, to sell, lease, or otherwise dispose of any or all of the Collateral in its then condition or following such preparation or processing as the Mortgagee deems advisable;

              (e) with or without taking possession of the Collateral, and without assuming the obligations of the Mortgagor thereunder, to exercise the rights of the Mortgagor under, to use, or to benefit from any of the Contracts, Leases, or Licenses;

              (f) with or without taking possession of the Collateral and with or without bringing any action or proceeding, either directly, by agent, or by the appointment of a receiver, construct improvements on the Mortgaged Premises and manage, lease, sublease, sell, or operate the Collateral on such terms as the Mortgagee, in its sole discretion, deems proper or appropriate;

              (g) to apply all or any portion of the Collateral, or the proceeds thereof, towards (but not necessarily in complete satisfaction of) the Liabilities;

              (h)    to exercise the Statutory Power of Sale;

              (i) to foreclose any and all rights of the Mortgagor in and to the Collateral, whether by sale, entry, or in any other manner provided for hereunder or under Massachusetts General Laws; and

              (j) to elect, upon the discretion of the Mortgagee, to treat any or all of the Leases as superior to the lien of the within Mortgage, Security Agreement and Assignment.

       7-2    Sale or Other Disposition of Collateral. Any sale or other disposition of the Collateral may be at public or private sale, to the extent such private sale is authorized under the Massachusetts General Laws upon such terms and in such manner as the Mortgagee deems advisable. The Mortgagee may conduct any such sale or other disposition of the Collateral upon the Mortgaged Premises, in which event the Mortgagee shall not be liable for any rent or charge for such use of the Mortgaged Premises. The Mortgagee may purchase the Collateral, or any portion of it, at any sale held under this Article. With respect to any Collateral to be sold pursuant to the UCC, the Mortgagee shall give the Mortgagor at least ten (10) days written notice of the date, time, and place of any proposed public sale, or such additional notice as may be required under Massachusetts General Laws and of the date after which any private sale or other disposition may be made. The Mortgagee may sell any of the Personal Property as part of the Mortgaged Premises, or any portion or unit thereof, at the foreclosure sale or sales conducted pursuant hereto. The Mortgagor waives any right to require the marshalling of any of its assets in connection with any disposition conducted pursuant hereto. In the event all or part of the Collateral is included at any foreclosure sale conducted pursuant hereto, a single total price for the Collateral, or such part thereof as is sold, may be accepted by the Mortgagee with no obligation to distinguish between the application of such proceeds amongst the property comprising the Collateral. The obligation of the Mortgagor to pay such amounts shall be included in the Liabilities of the Mortgagor to the Mortgagee and shall accrue interest at the highest rate of interest charged relative to any of the Liabilities.

       7-3    Collection of Receivables Collateral. In connection with the exercise by the Mortgagee of the rights and remedies provided herein:

              (a) The Mortgagee may notify any of the Mortgagor's debtors relating to the Receivables Collateral, either in the name of the Mortgagee or the Mortgagor, to make payment directly to the Mortgagee or such other address as may be specified by the Mortgagee, may advise any person of the Mortgagee's interest in and to the Receivables Collateral, and may collect directly from the obligors thereon all amounts due on account of the Receivables Collateral;

              (b) At the Mortgagee's request, the Mortgagor will provide written notification to any or all of said debtors concerning the Mortgagee's interest in the Receivables Collateral and will request that such debtors forward payment thereof directly to the Mortgagee;

              (c) The Mortgagor shall hold any proceeds and collections of any of the Receivables Collateral in trust for Mortgagee and shall not commingle such proceeds or collections with any other funds of the Mortgagor; and

              (d) The Mortgagor shall deliver all such proceeds to the Mortgagee immediately upon the receipt thereof by the Mortgagor in the identical form received, but duly endorsed or assigned on behalf of the Mortgagor to the Mortgagee.

       7-4    Use and Occupation of Mortgaged Premises. In connection with the
Mortgagee's exercise of the Mortgagee's rights under this Article, the Mortgagee may enter upon, occupy, and use all or any part of the Collateral and may exclude the Mortgagor from the Mortgaged Premises or any portion thereof as may have been so entered upon, occupied, or used. The Mortgagee shall not be required to remove any of the Collateral from the Mortgaged Premises upon the Mortgagee's taking possession thereof, and may render any Collateral unusable to the Mortgagor. In the event the Mortgagee manages the Mortgaged Premises in accordance with Section 7-1(e) herein, the Mortgagor shall pay to the Mortgagee on demand a reasonable fee for the management thereof in addition to the Liabilities provided for herein. Further, the Mortgagee may construct such improvements on the Mortgaged Premises or make such alterations, renovations, repairs, and replacements to the Collateral, and add additional units and/or phases to the Condominium, as the Mortgagee, in its reasonable discretion, deems proper or appropriate. The obligation of the Mortgagor to pay such amounts and all expenses incurred by the Mortgagee in the exercise of its rights hereunder shall be included in the Liabilities of the Mortgagor to the Mortgagee and shall accrue interest at the highest rate of interest charged relative to any of the Liabilities.

       7-5    Partial Sales. The Mortgagor agrees that, in case the Mortgagee in the exercise of the Power of Sale contained herein or in the exercise of any other rights hereunder given, elects to sell in parcels, said sales may be held from time to time and that the power shall not be exhausted until all of the Collateral not previously released shall have been sold, notwithstanding that the proceeds of such sales exceed, or may exceed, the Liabilities then secured thereby.

       7-6    Assembly of Collateral. Upon the occurrence of any Event of
Default, the Mortgagee may require the Mortgagor to assemble the Personal Property and make it available to the Mortgagee, at the Mortgagor's sole risk and expense, at a place or places which are reasonably convenient to both the Mortgagee and Mortgagor.

       7-7    Power of Attorney. During the continuance of any Event of Default, the Mortgagor hereby irrevocably constitutes and appoints the Mortgagee as the Mortgagor's true and lawful attorney, to take any action with respect to the Collateral to preserve, protect, or realize upon the Mortgagee's interest therein, each at the sole risk, cost and expense of the Mortgagor, but for the sole benefit of the Mortgagee. The rights and powers granted the Mortgagee by the within appointment include, but are not limited to, the right and power to:
(i) prosecute, defend, compromise, settle, or release any action relating to the Collateral; (ii) endorse the name of the Mortgagor in favor of the Mortgagee upon any and all checks or other items constituting remittances or proceeds of Receivables Collateral; (iii) sign and endorse the name of the Mortgagor on, and to receive as secured party, any of the Collateral; (iv) sign and file or record on behalf of the Mortgagor any financing or other statement in order to perfect or protect the Mortgagee's security interest; (v) enter into purchase and sale agreements, leases or subleases relative to all or a portion of the Mortgaged Premises; (vi) enter into any contracts or agreements relative to, and to take all action deemed necessary in connection with, the construction of any improvements on the Mortgaged Premises; (vii) manage, operate, maintain, sell, or repair the

Mortgaged Premises; and/or (viii) exercise the rights of the Mortgagor under any Contracts, Leases, or Licenses. The Mortgagee shall not be obligated to perform any of such acts or to exercise any of such powers, but if the Mortgagee elects so to perform or exercise, the Mortgagee shall not be accountable for more than it actually receives as a result of such exercise of power, and shall not be responsible to Mortgagor except for the Mortgagee's willful misconduct and actual bad faith. All powers conferred upon the Mortgagee by this Agreement, being coupled with an interest, shall be irrevocable until terminated by a written instrument executed by a duly authorized officer of the Mortgagee.

       7-8    Rights and Remedies. The rights, remedies, powers, privileges, and discretions of the Mortgagee hereunder (hereinafter the "Mortgagee's Rights and Remedies"), shall be cumulative and not exclusive of any rights or remedies which it would otherwise have. No delays or omissions by the Mortgagee in exercising or enforcing any of the Mortgagee's Rights and Remedies shall operate as or constitute a waiver thereof. No waiver by the Mortgagee of any default hereunder or under any other agreement shall operate as a waiver of any other default hereunder or under any other agreement. No single or partial exercise of the Mortgagee's Rights or Remedies, and no other agreement or transaction, of whatever nature entered into between the Mortgagee and the Mortgagor at any time, whether before, during, or after the date hereof, shall preclude any other or further exercise of the Mortgagee's Rights and Remedies. No waiver or modification on the Mortgagee's part on any one occasion shall be deemed a waiver on any subsequent occasion, nor shall it be deemed a continuing waiver. All of the Mortgagee's Rights and Remedies under this Agreement or any other agreement or transaction shall be cumulative, and not alternative or exclusive, and may be exercised by the Mortgagee at such time or times and in such order of preference as the Mortgagee in its sole discretion may determine.

ARTICLE 8 - NOTICE
------------------

       All notices, demands and other communications made in respect to this Agreement shall be made to the following addresses (each of which may be changed upon seven (7) days written notice to all others) given by hand, by recognized overnight mail delivery service, or by certified or registered mail, return receipt requested, as follows:

       If to the Bank:        Salem Five Cents Savings Bank
                              210 Essex Street
                              Salem, Massachusetts 01970
                              Attention: Ms. Lisa M. Greeley, Vice President

       With a copy to:        Seyfarth Shaw
                              World Trade Center East
                              Two Seaport Lane, Suite 300
                              Boston, Massachusetts  02210
                              Attention: Christopher P. Chappell, Esquire

       If to the Borrower:    BTU International, Inc.
                              23 Esquire Road
                              North Billerica, Massachusetts 01862
                              Attention: Mr. Thomas Kealy

       With a copy to:        Ropes & Gray LLP
                              One International Place
                              Boston, Massachusetts 02110
                              Attention: Marc D. Lazar, Esquire

       Any such notice shall be deemed received the earlier of (i) two (2) days after the mailing of such notice in accordance with the terms and conditions and to the addresses provided above, or (ii) the date of which the notice is delivered by hand or by recognized overnight mail delivery service to the address and to the individual provided above.

ARTICLE 9 - MISCELLANEOUS
-------------------------

       9-1    Mortgagor. In the event that the Mortgagor is more than one person or entity, all representations, covenants, warranties, defaults, rights, remedies, powers, privileges, and discretions shall be applicable to the Mortgagors individually, jointly, and severally, with the exception of those which are made by their terms applicable to a specific Mortgagor.

       9-2    Exhibits. Any and all Exhibits referred to herein shall be deemed annexed hereto prior to the execution hereof and specifically incorporated by reference herein.

       9-3    Headings. All section headings included within this Mortgage,
Security Agreement, and Assignment shall be for reference only, and shall not limit or restrict, in any manner whatsoever, the breadth or nature of the provisions included within each subject section.

       9-4    Successors and Assigns. In the event the ownership of the
Collateral, or any part thereof, becomes vested in a person other than the Mortgagor, the Mortgagee may, without notice to the Mortgagor, deal with such successor or successors in interest with reference to this Agreement and the Liabilities in the same manner as with the Mortgagor, without in any way waiving the default occasioned by such transfer of ownership or in any way vitiating or discharging the Mortgagor's liability hereunder or upon the Liabilities, and no compromise, settlement, release or sale of the Collateral, no forbearance on the part of the Mortgagee, and no alteration, amendment, cancellation, waiver or modification of any term or condition or extension of the time for payment of the Liabilities given by the Mortgagee shall operate to release, discharge, modify, change or affect the original liability of the Mortgagor herein, either in whole or in part, notice of any such action being waived.

       9-5    Set Off. Except for tax and insurance escrow funds which are provided for in Section 4-9 herein, all deposits or other sums at any time credited by or due from the Mortgagee to the Mortgagor, and all cash, securities, instruments, or other property of the Mortgagor in the possession of the Mortgagee (whether for safekeeping, or otherwise) shall at all times constitute security for the Liabilities, and may be applied or set off by the Mortgagee against the Liabilities at any time whether or not the Liabilities are then due or other collateral is then available to the Mortgagee.

       9-6    Application of Proceeds. The proceeds of any collection, sale, or disposition of the Collateral, or of any other payments received hereunder, shall be applied toward the Liabilities in such order and manner as the Mortgagee determines in its sole discretion, any statute, custom, or usage to the contrary notwithstanding. The Mortgagor shall remain liable to the Mortgagee for any deficiency remaining following such application.

       9-7    Waiver. (a) The Mortgagor WAIVES notice of nonpayment, demand, presentment, protest and all forms of demand and notice, both with respect to the Liabilities and the Collateral.

              (b) The Mortgagor, if entitled to it, WAIVES the right to notice and/or hearing prior to the exercise of any of the Mortgagee's Rights and Remedies (except as otherwise specifically set forth herein).

              (c) THE MORTGAGOR AND THE MORTGAGEE, TO THE EXTENT ENTITLED THERETO, EACH HEREBY WAIVES ANY PRESENT OR FUTURE RIGHT OF THE MORTGAGEE, THE MORTGAGOR, OR OF ANY GUARANTOR OR ENDORSER OF THE MORTGAGOR OR OF ANY OTHER PERSON LIABLE TO THE MORTGAGEE ON ACCOUNT OF OR IN RESPECT TO THE LIABILITIES, TO A TRIAL BY JURY IN ANY CASE OR CONTROVERSY RELATING TO THE LOAN ARRANGEMENT IN WHICH THE MORTGAGOR OR THE MORTGAGEE IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE MORTGAGOR OR THE MORTGAGEE OR IN WHICH THE MORTGAGOR OR THE MORTGAGEE IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF, OR IS IN RESPECT TO, ANY RELATIONSHIP AMONGST OR BETWEEN THE MORTGAGOR, ANY SUCH PERSON, AND THE MORTGAGEE.

       9-8    Responsibility of Mortgagee. The Mortgagee shall not be liable for any loss sustained by the Mortgagor resulting from any action, omission, or failure to act by the Mortgagee with respect to the exercise or enforcement of its rights under this Agreement or its relationship with the Mortgagor unless such loss is caused by the willful misconduct and actual bad faith of the Mortgagee. This Agreement and the Mortgagee's exercise of its rights hereunder shall not operate to place any responsibility upon the Mortgagee for the control, care, management, or repair of the Collateral, nor shall it operate to place any responsibility upon the Mortgagee to perform the obligations of the Mortgagor under any Lease, License, or Contract, or to make the Mortgagee responsible or liable for any waste committed on the Mortgaged Premises, any damages or defective condition of the Mortgaged Premises, or any negligence in the management, upkeep, repair, or control of the Mortgaged Premises.

       9-9    Indemnification. But for claims in which it is finally determined by a court of competent jurisdiction that the Mortgagee has acted with gross negligence and/or willful misconduct, the Mortgagor shall indemnify, defend, and hold the Mortgagee harmless of and from any claim brought or threatened against the Mortgagee by the Mortgagor, any guarantor or endorser of the Liabilities, or any other person (as well as from attorneys' reasonable fees and expenses in connection therewith) on account of the Collateral or on account of the Mortgagee's relationship with the Mortgagor or any other guarantor or endorser of the Liabilities (each of which may be defended, compromised, settled, or pursued by the Mortgagee with counsel of the Mortgagee's selection, but at the expense of the Mortgagor). The within indemnification shall survive payment of the Liabilities and/or any termination, release, or discharge executed by the Mortgagee in favor of the Mortgagor.

       9-10   Binding on Successors. This Agreement shall be binding upon the
Mortgagor and the Mortgagor's heirs, executors, administrators, representatives, successors, and assigns and shall inure to the benefit of the Mortgagee and the Mortgagee's successors and assigns. This provision shall not in any way be deemed to be a waiver by the Mortgagee of any Event of Default provided for herein.

       9-11   Severability. Any determination that any provision of this
Agreement or any application thereof is invalid, illegal, or unenforceable in any respect in any instance shall not affect the validity, legality, and enforceability of such provision in any other instance, nor the validity, legality, or enforceability of any other provision of this Agreement.

       9-12   Modification. (a) This Agreement and all other instruments executed in connection herewith incorporate all discussions and negotiations between the Mortgagor and the Mortgagee concerning the matters included herein and in such other instruments. No such discussions or negotiations shall limit, modify, or otherwise affect the provisions hereof. No modification, amendment, or waiver of any provision of this Agreement, or of any provisions of any other agreement between the Mortgagor and the Mortgagee, shall be effective unless executed in writing by the party to be charged with such modification, amendment, or waiver, and if such party be the Mortgagee, then by a duly authorized officer thereof.

              (a) The Mortgagor may take any action herein prohibited, or omit to perform any act required to be performed by it, if the Mortgagor shall obtain the prior written consent by a duly authorized officer of the Mortgagee for each such action, or omission to action.

       9-13   Payment of Costs. The Mortgagor shall pay on demand all Costs of
Collection and all expenses of the Mortgagee in connection with the preparation, execution, and delivery of this Agreement and of any other documents and agreements between the Mortgagor and the Mortgagee, including, without limitation, attorneys' reasonable fees and disbursements, and all expenses which the Mortgagee may hereafter incur in connection with the collection of the Liabilities or the protection or enforcement of any of the Mortgagee's rights against the Mortgagor, any Collateral, and any guarantor or endorser of the Liabilities. The Mortgagor authorizes the Mortgagee to pay all such expenses and to charge the same to any account of the Mortgagor with the Mortgagee.

       9-14   Additional Advances. All amounts which the Mortgagee may advance under any Sections of this Agreement shall be repayable to the Mortgagee with interest at the highest rate charged relative to any of the Liabilities, on demand, shall be a Liability, and may be charged by the Mortgagee to any deposit account which the Mortgagor maintains with the Mortgagee.

       9-15   Governing Law. This Agreement and all rights and obligations hereunder, including matters or construction, validity and performance, shall be governed by the laws of The Commonwealth of Massachusetts. The Mortgagor submits itself to the jurisdiction of the courts of said Commonwealth for all purposes with respect to this Agreement and the Mortgagor's relationship with the Mortgagee.

       9-16   Termination. This Agreement shall remain in full force and effect until specifically terminated in writing by a duly authorized officer of the Mortgagee. No termination pursuant to this Section shall affect the indemnification provided for in this Article.

       9-17   Specific Performance. The failure by the Mortgagor to perform all and singular the Mortgagor's obligations hereunder will result in irreparable harm to the Mortgagee for which the Mortgagee shall have no adequate remedy at law. Consequently, the Mortgagor agrees that such obligations are and shall be specifically enforceable by the Mortgagee.

       9-18   Intent. It is intended that:

              (a)    this Agreement take effect as a sealed instrument;

              (b) with the exception of the Mortgagee's internal costs and expenses, all costs and expenses incurred by the Mortgagee in connection with the Mortgagee's relationship(s) with the Mortgagor shall be borne by the Mortgagor; and

              (c) the interests created by this Agreement secure all of the Liabilities of the Mortgagor to the Mortgagee, whether now existing or hereafter arising.

       9-19   Receipt of Copy. The Mortgagor acknowledges having received a copy of this Agreement.

       9-20   Reference. This instrument may be referred to herein as the
"Mortgage," "Mortgage, Security Agreement, and Assignment," or "Agreement," but no such reference shall limit the effectiveness of this instrument for any Mortgagee hereunder.

       IN WITNESS WHEREOF, the Mortgagor has executed this Agreement as a sealed instrument on the date first above written.




                                        MORTGAGOR

                                        BTU International, Inc.

                                        By:
                                            -----------------------------------
                                            Name: Thomas P. Kealy
                                            Title: Vice President and Treasurer








                          COMMONWEALTH OF MASSACHUSETTS


Suffolk, ss.                                                  December 23, 2003


       Then personally appeared the above-named Thomas P. Kealy, Vice President and Treasurer of BTU International, Inc. and acknowledged the foregoing to be the free act and deed of BTU International, Inc., before me.


                                        ---------------------------------------
                                        Notary Public
                                        My Commission Expires:
                                                              -----------------